    As filed with the Securities and Exchange Commission on February 1, 2001

                                                 Securities Act File No. 2-14660
                                              Investment Company Act No. 811-852

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/
      PRE-EFFECTIVE AMENDMENT NO.                                            / /
      POST-EFFECTIVE AMENDMENT NO. 60                                        /X/
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              /X/
      AMENDMENT NO. 25                                                       /X/




                            FPA PARAMOUNT FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                    11400 WEST OLYMPIC BOULEVARD, SUITE 1200
                          LOS ANGELES, CALIFORNIA 90064
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                  (310)473-0225
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                             ----------------------

J. RICHARD ATWOOD, TREASURER                COPY TO:
FPA PARAMOUNT FUND, INC.                    LAWRENCE J. SHEEHAN, ESQ.
11400 WEST OLYMPIC BOULEVARD, SUITE 1200    O'MELVENY & MYERS LLP
LOS ANGELES, CALIFORNIA 90064               1999 AVENUE OF THE STARS
(NAME AND ADDRESS OF AGENT FOR SERVICE)     LOS ANGELES, CALIFORNIA 90067

                             ----------------------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
     AS SOON AS PRACTICABLE AFTER REGISTRATION STATEMENT BECOMES EFFECTIVE.

  It is proposed that this filing will become effective (check appropriate box)

                  /X/ immediately upon filing pursuant to paragraph (b)
                  / / on (date) pursuant to paragraph (b)
                  / / 60 days after filing pursuant to paragraph (a)(1)
                  / / on (date) pursuant to paragraph (a)(1)
                  / / 75 days after filing pursuant to paragraph (a)(2)
                  / / on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
                  / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


TITLE OF SECURITIES BEING REGISTERED: COMMON STOCK, $0.25 PAR VALUE


================================================================================

                            FPA PARAMOUNT FUND, INC.
                              CROSS REFERENCE SHEET


FORM N-1A                                                     PROSPECTUS CAPTION
---------                                                     ------------------
PART A

1.       Front and Back Cover Pages..................         Front and Back Cover Pages

2.       Risk/Return Summary.........................         Risk/Return Summary;
                                                              Investment Results

3.       Risk/Return Summary: Fee Table..............         Fees and Expenses of the Fund

4.       Investment Objectives, Principal Investment
         Strategies and Related Risks................         Investment Objective, Principal
                                                              Investment Strategies, and
                                                              Principal Risks

5.       Management's Discussion of Fund Performance.         Inapplicable

6.       Management, Organization and Capital
         Structure...................................         Management and Organization

7.       Shareholder Information.....................         Purchase, Pricing and Sale of
                                                              Shares; Dividends,
                                                              Distributions and Taxes

8.       Distribution Arrangements...................         Purchase, Pricing and Sale of
                                                              Shares

9.       Financial Highlights Information............         Financial Highlights

                                                              STATEMENT OF ADDITIONAL
FORM N-1A                                                     INFORMATION CAPTION
---------                                                     -----------------------
10.      Cover Page and Table of Contents............         Cover Page and Table of Contents

11.      Fund History................................         Fund Organization

12.      Description of the Fund and Its Investments
         and Risks...................................         Investment Objectives, Strategies and Policies;
                                                              Description of Certain Securities and
                                                              Investment Techniques; Investment
                                                              Restrictions; Portfolio Turnover

13.      Management of the Fund......................         Directors and Officers of the
                                                              Fund

14.      Control Persons and Principal
         Holders of Securities.......................         Five Percent Shareholders

15.      Investment Advisory and Other Services......         Management

16.      Brokerage Allocation and Other Practices....         Portfolio Transactions and
                                                              Brokerage

17.      Capital Stock and Other Securities..........         Capital Stock

18.      Purchase, Redemption, and Pricing of Shares.         Purchase and Redemption of Shares

19.      Taxation of the Fund........................         Tax Sheltered Retirement Plans;
                                                              Dividends, Distributions and Taxes

20.      Underwriters................................         Distributor

21.      Calculation of Performance Data.............         Prior Performance Information

22.      Financial Statements........................         Financial Statements

FPA Paramount Fund, Inc.

PROSPECTUS

  The primary investment objective of FPA Parmount Fund, Inc. is a high total investment return, including capital appreciation and income. The Fund's investment adviser, First Pacific Advisors, Inc., generally invests the Fund's assets in common stocks and other securities which it believes have the above-average ability to increase in market value.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[FPA LOGO]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.


11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064                             FEBRUARY 1, 2001

                            FPA PARAMOUNT FUND, INC.
                    11400 West Olympic Boulevard, Suite 1200
                         Los Angeles, California 90064
                                 (310) 473-0225

                               TABLE OF CONTENTS

                                                                            PAGE
Risk/Return Summary.......................................................    3
Investment Results........................................................    5
Fees and Expenses of the Fund.............................................    6
Investment Objective, Principal Investment Strategies, and Principal
  Risks...................................................................    7
Management and Organization...............................................    7
Purchase, Pricing and Sale of Shares......................................    8
Exchange of Shares and Shareholder Services...............................   12
Dividends, Distributions and Taxes........................................   14
Financial Highlights......................................................   15

                              RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE. The Fund's primary investment objective is a high total investment return, from both capital appreciation and income.

WHO MAY WANT TO INVEST IN THE FUND?

    - Investors seeking high total investment return

    - Investors willing to own shares over the course of a market cycle or longer

PRINCIPAL INVESTMENT STRATEGIES. The Fund's investment adviser, First Pacific Advisors, Inc., purchases common stocks using a value discipline and evaluating each company on its own merits. The Adviser's measures of value include price/earnings ratios, book value, and replacement cost of assets. The Adviser looks for the following attributes in companies selected for investment:


    - Industry segment leaders



    - Consistently high returns on capital



    - Substantial portion of earnings reinvested in business



    - Capable management team



    - Undervalued in relation to the stock market



    - Temporarily out-of-favor or not closely followed by other investors



PRINCIPAL INVESTMENTS. The Fund invests primarily in the common stocks of U.S. companies in a variety of industries and market segments. The Fund can also invest in debt securities, preferred stocks and convertible securities. The Fund generally holds some assets in high quality short-term debt securities to provide liquidity. The Fund generally invests in medium and smaller capitalization issuers although it may purchase securities of larger companies. No more than 25% of the Fund's assets will be invested in the securities of foreign issuers.



PRINCIPAL INVESTMENT RISKS. Even though the Adviser attempts to lessen price risk by not overpaying for earnings of even the best companies, you can lose money by investing in the Fund for many reasons, including:


    - The U.S. or foreign market goes down.

    - The market favors growth stocks over value stocks or favors companies at a different capitalization level.

    - The Fund's value-oriented investment approach could result in an emphasis on medium and smaller sized companies. Investing in smaller companies generally involves greater risk than investing in larger companies. Also, the portfolio might not reflect all facets of the national economy and could differ significantly from broad market indices.

    - An adverse event, such as an unfavorable earnings report, depresses the value of a particular stock.

    - Prices of the Fund's foreign securities go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, political instability or other factors that can adversely affect investments in foreign countries.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency, entity or person. Shares of the Fund are subject to significant risks and should not be considered a complete investment program.

                               INVESTMENT RESULTS


The bar chart and table below provide an indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


Here are the Fund's results calculated without a sales charge on a calendar year basis. (If a sales charge were included, results would be lower.)



EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991   24.31%
1992    9.90%
1993   20.53%
1994    9.40%
1995   12.66%
1996   29.40%
1997   -1.76%
1998  -24.41%
1999    1.65%
2000  -10.96%



The Fund's highest/lowest quarterly results during this time period were:


        HIGHEST                                    16.47%        (Quarter ended 3/31/91)
        LOWEST                                    (17.75)%       (Quarter ended 9/30/98)

The table below shows how the Fund's average annual returns after deduction of the maximum sales charge for one, five and ten calendar years compared with those of the Russell 2500 Index and the Lipper Mid-Cap Value Fund Average.


                    FOR THE PERIODS ENDED DECEMBER 31, 2000:



                                                                      LIPPER
                        FUND WITH MAXIMUM SALES                    MID-CAP VALUE
   AVERAGE ANNUAL           CHARGE OF 5.25%                            FUND
    TOTAL RETURN                DEDUCTED           RUSSELL 2500*     AVERAGE*
--------------------------------------------------------------------------------
One Year.............            (15.63)%                4.27%         16.66%
Five Years...........             (3.80)%               13.98%         14.48%
Ten Years............              5.28%                17.41%         15.62%


---------------


* The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to mid-capitalization stock performance and is included as a broad-based comparison to the capitalization characteristics of the Fund's portfolio. The Lipper Mid-Cap Value Fund Average provides an additional comparison of how the Fund performed in relation to other mutual funds with similar objectives.

                         FEES AND EXPENSES OF THE FUND

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MIGHT PAY IF YOU BUY AND HOLD SHARES OF THE FUND.


SHAREHOLDER FEES
(fees paid directly from your investment)
        Maximum Sales Load Imposed on Purchases (as a
        percentage of offering price).......................   5.25%
        Maximum Deferred Sales Load (as a percentage of
        original sales price or redemption proceeds, as
        applicable).........................................  1.00%*
        Redemption Fee (as a percentage of amount
        redeemed)...........................................  None**
        Exchange Fee........................................   $5.00

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
        Management Fees.....................................   0.67%
        Distribution (12b-1) Fees...........................    None
        Other Expenses (including financial services).......   0.50%
                                                              ------
        Total Annual Fund Operating Expenses................   1.17%


------------


* The deferred sales load applies only to redemptions within one year of purchase for investments of $1,000,000 or more made without a sales load at the time of purchase. In addition, an account management fee is charged by unaffiliated investment advisers or broker-dealers to certain accounts entitled to purchase shares without sales charge.



** Redemptions by wire are subject to a $3.50 charge per wire.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


One year                       $  638
Three years                    $  877
Five years                     $1,135
Ten years                      $1,871

             INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES,
                              AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE. The Fund's primary investment objective is a high total investment return, from both capital appreciation and income.


PRINCIPAL INVESTMENT STRATEGIES. The Fund's Adviser favors investments in common stocks it believes undervalued when considering various valuation criteria. The Adviser deems the following important in its stock selection process: current as well as future levels of profitability, book value, replacement cost of assets and free cash flow. The Adviser attempts to lessen price risk by not overpaying for earnings of even the best companies. The Adviser believes that better values and less price risk can often be found among companies with successful records that are currently out-of-favor as evidenced by factors such as relatively low price-earnings ratios. The Fund generally holds some assets in high quality short-term debt securities to provide liquidity. The Fund may also invest in fixed-income and convertible securities.


The Fund relies on the professional judgment of its Adviser to make decisions about the Fund's portfolio securities. The Adviser's basic investment philosophy is to purchase securities on the basis of fundamental value and earnings expectations rather than short-term stock market expectations.

PRINCIPAL RISKS. Your investment in the Fund is subject to a number of principal risks related to principal strategies, including:


    - The Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies;


    - Fund shares could decline in value in response to certain events, such as changes in markets or economies;

    - The prices of equity securities held by the Fund can be affected by events specifically involving the issuers of these securities; and


    - Investing outside of the U.S. can also involve additional risks, such as currency fluctuations or political, social and economic instability.


                          MANAGEMENT AND ORGANIZATION

INVESTMENT ADVISER


First Pacific Advisors, Inc. is the Fund's investment adviser. The Adviser, together with its predecessors, has been in the investment advisory business since 1954 and has served as the Fund's investment adviser since July 1, 1978. The Adviser manages assets of approximately $2.8 billion for seven investment companies, including one closed-end investment company, and 18 institutional accounts. First Pacific Advisors, Inc. is headquartered at 11400 West Olympic Boulevard, Suite 1200, Los Angeles,

California 90064. The Adviser selects investments for the Fund, provides administrative services and manages the Fund's business. The total management fee paid by the Fund, as a percentage of average net assets, for the previous fiscal year was 0.67%. The Fund also paid the Adviser 0.10% of its average net assets as a reimbursement for financial services provided during the year.


PORTFOLIO MANAGERS


Eric S. Ende, President and Director of the Fund and Senior Vice President of the Adviser, and Steven R. Geist, Executive Vice President of the Fund and Vice President of the Adviser, have been primarily responsible for the day-to-day management of the Fund's portfolio since April 1, 2000. Mr. Ende has served as senior research analyst and portfolio manager of the Adviser since 1985, and Mr. Geist has served as senior research analyst and portfolio manager of the Adviser since 1992.


                      PURCHASE, PRICING AND SALE OF SHARES

PURCHASE AND INVESTMENT MINIMUMS. You can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. You can use the account information form for initial purchases. The minimum initial investment is $1,500, and each subsequent investment must be at least $100. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds or State Street Bank and Trust Company. Third party checks will not be accepted. A charge may be imposed if a check does not clear.

SHARE PRICE. The Fund calculates its share price, also called net asset value, as of 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange ("NYSE"), every day the NYSE is open. The NYSE is closed most national holidays and Good Friday. Share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day if Boston Financial Data Services, Inc. receives the order prior to its close of business at 4:00 p.m. Eastern time. Orders received by Boston Financial Data Services, Inc. after such time generally are priced based on the share price for the next business day. However, orders received by certain retirement plans and certain other financial intermediaries before the NYSE closes and communicated to Boston Financial Data Services, Inc. by 9:30 a.m., Eastern time, on the following business day are priced at the share price for the prior business day. Share prices for sales (redemptions) of Fund shares is the first share price determined after Boston Financial Data Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to Boston Financial Data
Services, Inc. within the times specified above.

SALES CHARGES. The offering price is the share price plus any applicable sales charge. A sales charge may apply to your purchase. As indicated in the table below, your sales charge can be reduced for larger purchases. You, your spouse and the following related people (and their spouses) can combine investments to reduce your sales charge: grandparents, parents, siblings, children or grandchildren; or by the individual, his or her spouse and a trustee or other fiduciary purchasing securities for related trusts, estates or fiduciary accounts, including employee benefit plans.


                                                               SALES       SALES       REALLOWED
SIZE OF INVESTMENT                                           CHARGE(1)   CHARGE(2)   TO DEALERS(2)
------------------                                           ---------   ---------   -------------
Less than $50,000..........................................    5.54%       5.25%         5.00%
$50,000 but less than $100,000.............................    4.71%       4.50%         4.25%
$100,000 but less than $250,000............................    3.90%       3.75%         3.50%
$250,000 but less than $500,000............................    2.56%       2.50%         2.25%
$500,000 but less than $1,000,000..........................    1.52%       1.50%         1.50%
$1,000,000 and over........................................    0.00%(3)    0.00%(3)      0.00%(4)


------------

(1) As a percentage of net amount invested.

(2) As a percentage of public offering price.


(3) No sales charge is payable on investments of $1 million or more. However, a contingent deferred sales charge of 1% on the lesser of the purchase or redemption price is imposed if, within one year of purchase, a redemption reduces the account value to less than the original investment. Such contingent deferred sales charge is withheld from the redemption proceeds and paid to FPA Fund Distributors, Inc.



(4) FPA Fund Distributors, Inc. will pay a dealer concession for orders of $1 million or more equal to 0.50% of the purchase price.


REDUCING YOUR SALES CHARGE

INVESTMENTS IN OTHER FPA FUNDS. To determine the sales charge, you can add the current value, at offering price, of all presently held shares of the FPA Funds, which are:


    - FPA Capital Fund, Inc.


    - FPA New Income, Inc.

    - FPA Paramount Fund, Inc. (this Fund)

    - FPA Perennial Fund, Inc.

If your holdings of other FPA Funds qualify you for a reduced sales charge, you must provide information to verify your holdings.

LETTER OF INTENT. A letter of intent will allow you to obtain a reduced sales charge by aggregating investments made during a thirteen-month period. The value of all presently held shares of the FPA Funds (see above list) can also be used to determine the applicable sales charge. The account information form contains the Letter of Intent that must be signed at the time of initial purchase, or within 30 days. Each investment made under a letter of intent during the period receives the sales charge for the total investment goal. IF YOU DO NOT REACH YOUR INVESTMENT GOAL, YOU MUST PAY THE DIFFERENCE BETWEEN THE SALES CHARGES APPLICABLE TO THE AMOUNT PURCHASED MINUS THOSE ACTUALLY PAID.

SALES AT REDUCED SALES CHARGE. Certain retirement plans, exempt from taxation under Section 401 of the Internal Revenue Code, with open accounts in the Fund as of July 2, 1990, are permitted to continue to buy Fund shares at a sales charge equal to one-half of the normal sales charge. Information sufficient to permit verification must be furnished to Boston Financial Data Services, Inc. when the order is placed.

PURCHASES NOT SUBJECT TO SALES CHARGE. You and your spouse (and your immediate relatives) can purchase shares without a sales charge, if you fall into one of the following categories and you represent that the shares you purchase are for investment and will not be resold except through redemption or repurchase by the Fund. Immediate relatives include grandparents, parents, siblings, children and grandchildren of a qualified investor, and the spouse of any immediate relative.

(a) current and former directors, officers and employees of the Adviser, United Asset Management Corporation (the Adviser and FPA Fund Distributors, Inc. are indirect wholly owned subsidiaries of United Asset Management Corporation) and its affiliates;

(b) current and former directors, officers and employees of Angeles Corporation (the former parent of the Adviser) and its affiliates;

(c) current and former directors of, and partners and employees of legal counsel to, the investment companies advised by the Adviser;

(d) investment advisory clients of the Adviser and consultants to such clients and their directors, officers and employees;

(e) employees (including registered representatives) of a dealer that has a selling group agreement with FPA Fund Distributors, Inc. and consents to the purchases;

(f) any employee benefit plan maintained for the benefit of such qualified investors; and

(g) directors, officers and employees of a company whose employee benefit plan holds shares of one or more of the FPA Funds.

Because FPA Fund Distributors, Inc. anticipates that certain purchases will result in economies of scale in the sales effort and related expenses compared to sales made through normal distribution channels, upon satisfaction of certain conditions the following persons can purchase without a sales charge:

(a) trustees or other fiduciaries purchasing shares for employee benefit plans of employers with 20 or more employees;

(b) trust companies, bank trust departments and registered investment advisers purchasing for accounts over which they exercise investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity, provided that the amount collectively invested or to be invested by such accounts during the subsequent 13-month period in the Fund or other FPA Funds totals at least $1,000,000;

(c) tax-exempt organizations enumerated in Section 501(c) (3), (9), or (13) of the Internal Revenue Code; and

(d) accounts upon which an investment adviser, financial planner or broker-dealer charges an account management or consulting fee, provided it has entered into an agreement with FPA Fund Distributors, Inc. regarding those accounts or purchases Fund shares for such accounts or for its own accounts through an omnibus account maintained by a broker-dealer that has entered into such an agreement with the Fund or FPA Fund Distributors, Inc.

If you qualify, you must submit a special application form available from FPA Fund Distributors, Inc. with your initial purchase, and you must notify FPA Fund Distributors, Inc. of your eligibility when you place the order. If you place the order through a broker, the broker may charge you a service fee. No such fee is charged if you purchase directly from FPA Fund Distributors, Inc. or the Fund.

During the period January 1, 2001 to March 31, 2001, shares may be purchased at net asset value by accounts opened for investors by dealers in an amount not exceeding the proceeds received within the prior 30 days from a redemption of shares of another mutual fund which was purchased with a sales charge. Certification by the dealer of the qualifying redemption is required.


SELLING (REDEEMING) YOUR SHARES

You can sell (redeem) for cash without charge any or all of your Fund shares at any time by sending a written request to Boston Financial Data Services, Inc. Faxes are not acceptable. You can also place redemption requests through dealers, but they may charge a fee. If you are selling Fund shares from a retirement plan, you should consult the plan documentation concerning federal tax consequences and consult your plan custodian about procedures.

A check will be mailed to you within seven days after Boston Financial Data Services, Inc. receives a properly completed request (as described below under "Written Requests" ). If Fund shares sold were recently purchased by check, payment of the redemption proceeds will be delayed until confirmation that the purchase check has cleared, which may take up to 15 days from the date of purchase.

WRITTEN REQUESTS. Requests must be signed by the registered shareholder(s). If you hold a stock certificate, it must be included with your written request. A signature guarantee is required if the redemption is:

    - Over $10,000;

    - Made payable to someone other than the registered shareholder or to somewhere other than the registered address; or

    - If the shareholder is a corporation, partnership, trust or fiduciary.

A signature guarantee can be obtained from a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan association. Additional documents are required for sales by corporations, partnerships, trusts, fiduciaries, executors or administrators.

TELEPHONE TRANSACTIONS. You must elect the option on the account information form to have the right to sell your shares by telephone. If you wish to make an election to have the right to sell your shares via telephone or to change such an election after opening an account, you will need to complete a request with a signature guarantee. Sales via telephone are not available for shares held in a Fund-sponsored retirement account or in certificate form.


When you obtain the right to sell your Fund shares by telephone, you may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or you may designate a bank account to which the proceeds of such redemptions are sent. Telephone redemptions over $5,000 which are sent to your bank are wired unless the designated bank cannot receive Federal Reserve wires, in which case the redemptions are mailed. Telephone redemptions under $5,000 which are sent to the designated bank are mailed unless you request otherwise. There is a $3.50 charge per wire. No telephone redemptions to the address of record will be processed within 30 days of a change in the address of record.


Boston Financial Data Services, Inc. uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither Boston Financial Data Services, Inc. nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed; otherwise, they may be liable. During periods of significant economic or market changes, it may be difficult to sell your shares by telephone.

The Fund can change or discontinue telephone redemption privileges without notice.

REINVESTING IN THE FUND WITH PROCEEDS FROM REDEMPTION OF SHARES. If you reinvest in the Fund within 30 days, you do not have to pay a sales charge. Your reinvestment is made at the first share price determined after Boston Financial Data Services, Inc. receives your order. You can only do this once for each Fund investment, and you must provide sufficient information to verify your reinvestment when you make your purchase. A sale and reinvestment is a taxable transaction, but losses on the sale are not deductible for federal income tax purposes.

AUTOMATIC REDEMPTION (SALE) OF YOUR SHARES. If as a result of a redemption your account value is less than $500, the Fund can direct Boston Financial Data Services, Inc. to sell your remaining Fund shares. In such case, you will be notified in writing that your account value is insufficient and be given up to 60 days to increase it to $500.

                  EXCHANGE OF SHARES AND SHAREHOLDER SERVICES

EXCHANGING YOUR FUND SHARES


EXCHANGING YOUR SHARES FOR SHARES OF OTHER FPA FUNDS. You can exchange your shares of the Fund for shares of other FPA Funds, namely FPA Capital
Fund, Inc., FPA New Income, Inc. and FPA Perennial Fund, Inc.


You can increase an existing account or start a new account in the selected FPA Fund. Shares of the Fund acquired must be registered for sale in your state. A $5.00 service fee applies to each exchange.


EXCHANGING YOUR SHARES FOR SHARES OF A MONEY MARKET FUND. FPA Fund Distributors, Inc. has made arrangements to allow you to exchange your shares for shares of the money market portfolio of the Cash Equivalent Fund, a no-load diversified money market mutual fund. Shares of the money market fund you acquire through exchange plus any shares acquired by reinvestment of dividends and distributions may be re-exchanged for shares of any FPA Fund without a sales charge.


If your shares are held in a Fund-sponsored individual retirement account, you cannot exchange them into shares of the money market fund.

The $5.00 exchange fee is paid by FPA Fund Distributors, Inc., which receives a fee from Kemper Financial Services, the administrator of the money market fund, of 0.15 of 1% per year or more of the average daily net asset value of shares of the money market fund acquired through this exchange program.

The money market fund is not an FPA Fund and is separately managed. The fact that you have the ability to exchange your shares for shares of the money market fund is not a Fund recommendation of the money market fund.

HOW TO EXCHANGE YOUR SHARES. You can exercise your exchange privileges either by written instructions or telephone (telephone exchange privileges are available unless you specifically decline them on the account information form). Exchanges are subject to the following restrictions:

    - You are limited to four exchanges in one account during any calendar year; if we give you notice you have exceeded this limit, any further exchanges will be null and void;

    - Shares must be owned 15 days before exchanging, and cannot be in certificate form unless you deliver the certificate when you request the exchange;

    - An exchange requires the purchase of shares with a value of at least $1,000; and

    - Exchanges are subject to the same signature and signature guarantee requirements applicable to the redemption of shares.

Exchanges and purchases are at the share price next determined after receipt of a proper request (as described above under "Written Requests") by Boston Financial Data Services, Inc. In the case of exchanges into the money market fund, dividends generally start on the following business day.

For federal and state income tax purposes, an exchange is treated as a sale and could result in a capital gain or loss. If the shares exchanged have been held less than 91 days, the sales charge paid on them is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired. See the Statement of Additional Information for further information.

DISCONTINUATION OF THE EXCHANGE PROGRAMS.  The Fund and FPA Fund
Distributors, Inc. can change or discontinue the rights to exchange Fund shares into other FPA Funds or the money market fund upon 60 days' notice. If you have exchanged your shares into shares of the money market fund, you will have at least 60 days after being given notice of the end of the exchange program to reacquire Fund shares without a sales charge.

FOR MORE INFORMATION OR FOR PROSPECTUSES FOR OTHER FPA FUNDS AND/OR THE MONEY MARKET FUND, PLEASE CONTACT A DEALER OR FPA FUND DISTRIBUTORS, INC. YOU SHOULD READ THE PROSPECTUSES OF THESE OTHER FUNDS AND CONSIDER DIFFERENCES IN OBJECTIVES AND POLICIES BEFORE MAKING ANY EXCHANGE.

OTHER SHAREHOLDER SERVICES

INVESTMENT ACCOUNT. Each shareholder has an investment account in which Boston Financial Data Services, Inc. holds Fund shares. You will receive a statement showing account activity after each transaction. Unless you make a written request, stock certificates will not be issued. Stock certificates are only issued for full shares.


PRE-AUTHORIZED INVESTMENT PLAN. You may establish an account with a $100 minimum initial investment and the establishment of automatic monthly investments. To make automatic monthly investments of at least $100, you must complete the account information form available from dealers or FPA Fund Distributors, Inc. Boston Financial Data Services, Inc. will withdraw funds from your bank account monthly for $100 or more as specified through the Automated Clearing House.


RETIREMENT PLANS. If you are eligible, you can establish an IRA (individual retirement account) and/or other retirement plan with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. Each subsequent investment must be at least $100. Neither the Fund nor FPA Fund Distributors, Inc. imposes additional fees for these plans, but the plan custodian does.

You should consult your tax adviser about the implications of establishing a retirement plan with Fund shares. Persons with earned income ineligible for deductible contributions generally may make non-deductible contributions into an IRA. The earnings on shares held in an IRA are generally tax-deferred. In addition, the Taxpayer Relief Act of 1997 expanded opportunities for certain investors to make deductible contributions to IRAs and also created two new tax-favored accounts, the Roth IRA and the Education IRA, in which earnings (subject to certain restrictions) are not taxed even on withdrawal. Tax matters are complicated; you should consult your tax adviser. FPA Fund
Distributors, Inc. and dealers have applicable forms and information regarding plan administration, custodial fees and other plan provisions.

SYSTEMATIC WITHDRAWAL PLAN. If you have an account with a value of $10,000 or more, you can make monthly, quarterly, semi-annual or annual withdrawals of $50 or more by electing this option on the account information form. Under this arrangement, sufficient Fund shares will be sold to cover the withdrawals and the proceeds will be forwarded to you as directed on the account information form. Dividends and capital gains distributions are automatically reinvested in the Fund at net asset value. If withdrawals continuously exceed reinvestments, your account will be reduced and ultimately exhausted. Please note that concurrent withdrawals and purchases are ordinarily not in your best interest because of additional sales charges, and you will recognize any taxable gains or losses on the automatic withdrawals.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Fund's investment income consists principally of dividends and interest earned on its portfolio securities. This income, after payment of expenses, will be distributed to you semi-annually. Net capital gains realized from the sale of securities are distributed annually. Dividends and capital gain distributions are automatically reinvested in the Fund at the share price determined at the close of business the day after the record date, unless before the record date for receipt of the dividend or capital gain distribution you request cash payment of dividends and capital gains distributions. You can use the account information form to request a cash payment.

TAX CONSEQUENCES

Dividends and capital gains are generally taxable whether they are reinvested or received in cash unless you are exempt from taxation or entitled to tax deferral. Dividends and distributions are taxed at ordinary rates while capital gains may be taxed at a different rate. Furthermore, capital gains may be taxed at different rates depending on the length of time the Fund holds its assets.

Redemptions from a retirement plan account and an ordinary shareholder account could have different tax treatment.

You must provide the Fund with a certified correct taxpayer identification number (generally your social security number) and certify that you are not subject to backup withholding. You can use the account information form for this purpose. If you fail to do so, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident aliens, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Please see the Statement of Additional Information and consult with your tax adviser.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five (5) years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund purchased at net asset value and assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.


                                  FOR THE YEARS ENDED SEPTEMBER 30,
                           ------------------------------------------------
                             2000      1999      1998      1997      1996
                           --------  --------  --------  --------  --------
Per share operating
  performance:
Net asset value at
  beginning of year......  $   9.46  $  10.24  $  15.95  $  16.54  $  14.90
                           --------  --------  --------  --------  --------
Income from investment
  operations:
  Net investment
    income...............  $    .13  $    .07  $    .16  $    .29  $    .30
  Net realized and
    unrealized gain
    (loss) on investment
    securities...........     (2.17)     (.77)    (3.77)     2.30      2.52
                           --------  --------  --------  --------  --------
Total from investment
  operations.............  $  (2.04) $   (.70) $  (3.61) $   2.59  $   2.82
                           --------  --------  --------  --------  --------

Less distributions:
  Dividends from net
    investment income....  $   (.09) $   (.08) $   (.20) $   (.31) $   (.27)
  Distributions from net
    realized capital
    gains................        --        --     (1.90)    (2.87)     (.91)
                           --------  --------  --------  --------  --------
Total distributions......  $   (.09) $   (.08) $  (2.10) $  (3.18) $  (1.18)
                           --------  --------  --------  --------  --------
Net asset value at end of
  year...................  $   7.33  $   9.46  $  10.24  $  15.95  $  16.54
                           ========  ========  ========  ========  ========
Total investment
  return*................  (21.73)%   (6.79)%  (24.76)%    17.70%    20.42%

Ratios/supplemental data:
Net assets at end of year
  (in $000's)............    73,235   171,220   385,845   830,733   683,059
Ratio of expenses to
  average net assets:
  Before reimbursement
    from Investment
    Adviser..............     1.22%     1.03%     0.92%     0.86%     0.87%
  After reimbursement
    from Investment
    Adviser..............     1.17%     1.03%     0.92%     0.86%     0.87%
Ratio of net investment
  income to average net
  assets:
  Before reimbursement
    from Investment
    Adviser..............     1.18%     0.57%     1.14%     1.84%     1.94%
  After reimbursement
    from Investment
    Adviser..............     1.22%     0.57%     1.14%     1.84%     1.94%
Portfolio turnover
  rate...................       76%       21%       68%      110%      131%


------------


*Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

FOR SHAREHOLDER SERVICES CONTACT
BOSTON FINANCIAL DATA
SERVICES, INC.
P.O. Box 8115
Boston, MA 02266 - 8115
(617) 483-5000 or
(800) 638-3060 except Alaska
Hawaii, Massachusetts and
Puerto Rico

FOR RETIREMENT PLAN SERVICES
CALL YOUR EMPLOYER OR PLAN
ADMINISTRATOR

FOR 24-HOUR INFORMATION GO TO
FUNDMASTER MARKETING GROUP
INTERNET WEB SITE
http://www.fundmaster.com

FOR DEALER SERVICES CONTACT
FPA FUND DISTRIBUTORS, INC.
11400 West Olympic
Boulevard, Suite 1200
Los Angeles, CA 90064
(310) 473-0225 or
(800) 982-4372 except
Alaska, Hawaii and
Puerto Rico

Telephone conversations may be recorded or monitored for verification, record keeping and quality assurance purposes.

INVESTMENT ADVISER
FIRST PACIFIC ADVISORS, INC.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

CUSTODIAN AND TRANSFER AGENT
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110

Inquiries concerning transfer of registration, distributions, redemptions and shareholder services should be directed to Boston Financial Data Services, Inc. Inquiries concerning sales should be directed to FPA Fund Distributors, Inc.

MULTIPLE TRANSLATIONS

This Prospectus may be translated into other languages. If there are any inconsistencies or ambiguities, the English text will prevail.

OTHER FUND INFORMATION

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the Fund, including the Fund's financial statements.


A current SAI has been filed with the Securities and Exchange Commission
("SEC") and is incorporated by reference into this Prospectus. The SAI and other related materials about the Fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C.
(1-202-942-8090) or from the EDGAR database on the SEC's Internet Web Site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.



FOR MORE INFORMATION OR TO REQUEST A FREE COPY OF ANY OF THE DOCUMENTS ABOVE CONTACT FPA FUND DISTRIBUTORS, INC. AT 11400 WEST OLYMPIC BOULEVARD, SUITE 1200, LOS ANGELES, CALIFORNIA 90064, OR (800) 982-4372, EXCEPT FROM ALASKA, HAWAII AND PUERTO RICO (WHERE YOU MAY CALL COLLECT (310) 473-0225).


Investment Company Act No. 811-852

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 2001
                            FPA PARAMOUNT FUND, INC.



This Statement of Additional Information supplements the current Prospectus of FPA Paramount Fund, Inc. ("Fund") dated February 1, 2001. This Statement does not present a complete picture of the various topics discussed and should be read in conjunction with the Fund's Prospectus. Although this Statement of Additional Information is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus. The Fund's Prospectus can be obtained by contacting your securities dealer or the Fund's principal underwriter, FPA Fund Distributors, Inc. ("Distributor"), at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064; telephone (310) 473-0225 or (800) 982-4372, except from Alaska, Hawaii and Puerto Rico.



                                TABLE OF CONTENTS
                                                                           Page
Investment Objective, Strategies and Policies.............................   1
Description of Certain Securities and Investment Techniques...............   1
         Equity Securities................................................   1
         Securities of Foreign Issuers....................................   1
         Foreign Currency Transactions....................................   2
         Short Sales Against the Box......................................   2
         Repurchase Agreements............................................   2
         Leverage.........................................................   2
Investment Restrictions...................................................   3
Fund Organization.........................................................   4
Directors and Officers of the Fund........................................   4
Five Percent Shareholders.................................................   9
Management................................................................   9
         Investment Adviser...............................................   9
         Investment Advisory and Service Agreement........................   9
         Principal Underwriter............................................  11
Portfolio Transactions and Brokerage......................................  11
Portfolio Turnover........................................................  12
Capital Stock.............................................................  12
         Common Stock.....................................................  12
         Voting Rights....................................................  12
Purchase and Redemption of Shares.........................................  12
         Net Asset Value..................................................  12
         Sales Charges....................................................  13
         Authorized Financial Intermediaries..............................  13
         Sales at Net Asset Value.........................................  13
         Letter of Intent.................................................  13
         FPA Exchange Privilege...........................................  14
         Redemption of Shares.............................................  14
         Telephone Redemption.............................................  15
Tax Sheltered Retirement Plans............................................  15
Dividends, Distributions and Taxes........................................  16
Distributor...............................................................  17
Prior Performance Information.............................................  18
Financial Statements......................................................  20

                  INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of FPA Paramount Fund, Inc.'s (the "Fund") total assets unless otherwise noted. This summary is not intended to reflect all of the Fund's investment limitations.

INVESTMENT OBJECTIVE AND STRATEGIES


- The Fund's primary investment objective is high total investment return, from both capital appreciation and income. The Fund's investment adviser, First Pacific Advisors, Inc., purchases common stocks using a value discipline and evaluating each company on its own merits. The Adviser's measures of value include price/earnings ratios, book value, and replacement cost of assets. The Fund invests primarily in the common stocks of U.S. companies in a variety of industries and market segments. The Fund can also invest in fixed-income securities and convertible securities. The Fund holds some assets in high quality short-term debt securities to provide liquidity.



- Investments in the Fund are not limited by a specific industry, and substantially all common stocks purchased by the Fund will be listed on a national securities exchange or the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System or National List.


NON-U.S. SECURITIES

- The Fund can invest up to 25% of its total assets in securities of foreign issuers.

         DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES -- The Fund will invest primarily in equity securities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial conditions of their issuers and on market and economic conditions. These fluctuations can be severe and can generate large losses.

SECURITIES OF FOREIGN ISSUERS -- The Fund can invest up to 25% of its total assets in securities of foreign issuers. Investments in securities of foreign issuers can be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Compared to U.S. companies, there might be less publicly available information about foreign companies, which generally are subject to less stringent accounting, auditing and financial reporting standards and requirements. Securities of some foreign companies might be less liquid or more volatile than those of U.S. companies. Foreign brokerage commissions and custodial fees are generally higher than in the United States. Settlement of transactions in some foreign markets can be delayed or can be less frequent than in the U.S., which could affect the liquidity of the Fund's portfolio. Investments in foreign securities can involve additional risks, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. In the event of a default on any foreign debt obligation, it could be more difficult for the Fund to obtain or enforce a judgment against the issuer.

Securities of foreign issuers can be subject to foreign government taxes which could reduce the dividend or interest yield on such securities. Foreign investments involve certain risks, such as political or economic instability of the issuer or of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities can also be subject to greater fluctuations in price than those of domestic corporations or the United States Government. In addition, there might be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to the uniform accounting, auditing and financial reporting standards applicable to domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation, or diplomatic developments affecting foreign investments. Finally, in the event of default on any foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgment against the issuer.

The Fund can purchase foreign securities in the form of American Depositary Receipts ("ADRs") or other securities representing underlying shares of foreign companies. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. The Fund can invest in ADRs through both sponsored and unsponsored arrangements.

FOREIGN CURRENCY TRANSACTIONS -- The value of any of the Fund's portfolio securities that are traded in foreign markets can be affected by changes in currency exchange rates and exchange control regulations. In addition, the Fund, in purchasing or selling securities in foreign markets, will incur costs in connection with conversions between various currencies. The Fund's foreign currency exchange transactions generally are conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Fund purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The cost of currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold. The Fund does not purchase and sell foreign currencies as an investment.


SHORT SALES AGAINST THE BOX -- The Fund can make short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost identical securities to those sold short (short sales "against the box") or if the securities sold are "when issued" or "when distributed" securities that the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost. The principal purpose of short sales is to enable the Fund to obtain the current market price of a security that the Fund desires to sell but which cannot be currently delivered for settlement. The Fund will not make short sales or maintain a short position if to do so would cause more than 25% of its total assets (exclusive of proceeds from short sales) to be allocated to a segregated account in connection with short sales.


The Fund did not effect any short sales in the last fiscal year and has no present intention to do so in the coming year.

REPURCHASE AGREEMENTS -- The Fund can invest in repurchase agreements with domestic banks or dealers to earn interest on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires a debt security that the seller agrees to repurchase at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered loans under the Investment Company Act of 1940 ("Investment Company Act"). In the event of bankruptcy or other default by the seller, the Fund could experience delays and expenses liquidating the underlying security, loss from decline in value of such security, and lack of access to income on such security. The Fund will not invest more than 10% of its total net assets in repurchase agreements that mature in more than seven days and/or other securities which are not readily marketable.

LEVERAGE -- The Fund can borrow from banks to raise additional funds for investment. Such borrowings may be made periodically when it is expected that the potential return, including capital appreciation and/or income, from the investment of these funds will exceed the cost. Any return from investment of the borrowed funds in excess of the interest cost will cause the net asset value of Fund shares to rise faster than would otherwise be the case. Conversely, if the return on the investment of the borrowed funds fails to cover the interest cost, the net asset value will decrease faster than normal. This speculative factor is known as leverage. This policy permitting bank borrowing cannot be changed without the approval of the holders of a majority (as defined under "Investment Restrictions") of the Fund's outstanding voting securities. The Fund may collateralize any bank borrowing by depositing portfolio securities with, or segregating such securities for, the account of the lending bank. See "Investment Restrictions."

Under the Investment Company Act the Fund must have an asset coverage of at least 300% of the amount borrowed, immediately after the borrowing. Asset coverage means total assets, including borrowings, less liabilities, excluding borrowings. If the Fund's asset coverage falls below this requirement because of market fluctuations, redemptions or other reasons, the Fund must reduce its bank debt as necessary within three days (not including Sundays or holidays). To do this, the Fund may have to sell a portion of its investments at a disadvantageous time. The amount of any borrowing is also limited by the applicable Federal Reserve Board's margin limitations.

The Fund has not borrowed for more than twenty years and has no present intention to do so during the coming year.

                             INVESTMENT RESTRICTIONS

The Fund has adopted the investment restrictions stated below. They apply at the time securities are purchased or other relevant action is taken. These restrictions and the Fund's investment objective cannot be changed without approval of the holders of a majority of outstanding Fund shares. The Investment Company Act defines this majority as the lesser of (a) 67% or more of the voting securities present in person or represented by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. In addition to those described in the Prospectus, these restrictions provide that the Fund shall not:

1. Purchase securities of other investment companies if immediately after such purchase the Fund will own (a) more than 3% of the total outstanding voting stock of any such companies, (b) securities issued by any of such companies having an aggregate value in excess of 5% of the value of the total assets of the Fund or (c) securities issued by investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

2. Purchase, lease, acquire, hold or sell real estate or any illiquid interest in real estate other than (a) for office space, (b) securities issued by registered real estate investment trusts or (c) as provided in paragraph 4 below.

3. Engage in short sales, margin purchases, puts, calls, straddles or spreads, except that the Fund may make certain short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales "against the box") or if the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost.

4. Make loans to any person or firm, except by the acquisition of outstanding notes or other evidences of indebtedness secured by first deeds of trust or mortgages on real property or interest therein, in an aggregate amount not exceeding 10% of the value of its total assets. However, the making of time or demand deposits with banks and the purchase of publicly traded bonds, debentures or other securities of any other issuer of a type customarily purchased by institutional investors or any government or governmental issue at original issue or otherwise, shall not be deemed to be a loan. Investment in repurchase agreements shall not be considered the making of a loan for purposes of this investment restriction; although the Fund will not invest in repurchase agreements maturing in more than seven days if any such investments, together with any other illiquid securities held by the Fund, would exceed 10% of the Fund's total net assets.

5. Participate on a joint or a joint and several basis in any trading account in securities.

6. Invest in companies for the purpose of exercising control or management. However, once investments have been acquired, the Fund may exercise its vote as a shareholder in its best interests even though such vote may affect management or control of a company.

7. Underwrite the sale of securities of others, except when the Fund might be deemed to be a statutory underwriter because of its disposing of restricted securities. The Fund will not purchase restricted securities.

8.   Purchase or sell commodities or commodity contracts.

9. Purchase from, or sell to, any officers, directors or employees of the Fund or its adviser or underwriter, or any of their officers or directors, any securities other than the shares of the Fund's capital stock. Such persons or firms, however, may act as brokers for the Fund for customary commissions.

10. Issue any senior securities except that the Fund may borrow from banks to the extent permitted by the Investment Company Act (see "Leverage" above).

11. Invest more than 5% of its total assets, based on market value, in the securities of any one issuer (except the U.S. Government); or acquire more than 10% of any class of securities of any one issuer.

12.  Invest more than 25% of the value of its total assets in any one industry.

Percentage limitations are calculated and applied at the time of investment, except with respect to restriction number 10 above. Thus, if securities of a given issuer come to constitute more than 5%, or securities of a given industry come to constitute more than 25%, of the value of the Fund's assets by reason of changes in value of either the given securities or other assets, the excess need not be sold.

                                FUND ORGANIZATION

The Fund is a Maryland corporation and a diversified, open-end management investment company, generally called a mutual fund, which was organized in 1958. A mutual fund provides the investor a practical and convenient way to invest in a diversified portfolio of securities by combining resources with others who have similar investment goals.

A board of five directors is responsible for overseeing the Fund's affairs.

                       DIRECTORS AND OFFICERS OF THE FUND

All directors and officers of the Fund are also directors and/or officers of one or more of four other investment companies advised by the Adviser, which is an indirect wholly owned subsidiary of United Asset Management Corporation ("UAM"). These investment companies are FPA Capital Fund, Inc., FPA New Income, Inc., FPA Perennial Fund, Inc. and Source Capital, Inc. (collectively, the "FPA Fund Complex").

The directors and officers of the Fund, their ages on the date hereof and their principal occupations during the past five years follow. Their address is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

                          FUND DIRECTORS AND OFFICERS
                                    DIRECTORS

---------------------- --------------------- ------------------------------------------ -------------- --------------- ------------
                                                                                                         Aggregate
                                                                                          Aggregate     Compensation
                                                                                        Compensation    (1) from the      Total
                                                                                        (1) from the      FPA Fund      Number of
                                                                                         Fund during      Complex       Boards on
                                                                                         the Fiscal      during the       which
                        Position held         Principal Occupation(s)                    Year ended     Fiscal Year      Director
      Name/Age          with Fund             during Past 5 Years                         9/30/00     ended 9/30/00      serves
---------------------- --------------------- ------------------------------------------ -------------- --------------- ------------
 Eric S. Ende, 56*     Director, President   Senior Vice President of First Pacific         $ -0-           $-0-            3
                       & Portfolio Manager   Advisors, Inc. for more than the past
                                             five years; Director (since October
                                             2000), President for more than the past
                                             five years and Portfolio Manager (since
                                             August 1999) of FPA Perennial Fund,
                                             Inc.; Director (since March 2000),
                                             President (since March 2000) and Chief
                                             Investment Officer since May 1997 of
                                             Source Capital, Inc.; and Vice President
                                             of FPA Capital Fund, Inc. and of FPA New
                                             Income, Inc. for more than the past five
                                             years.  Vice President from June 1985 to
                                             March 2000 of the Fund; Chief Investment
                                             Officer from September 1995 to August
                                             1999 of FPA Perennial Fund, Inc.; and
                                             Senior Vice President from August 1995
                                             to March 2000 of Source Capital, Inc.
---------------------- --------------------- ------------------------------------------ -------------- --------------- ------------
John P. Endicott, 82   Director              Independent management consultant;            $11,000        $16,000           2
                                             Associate, Case and Company, Inc.
                                             (management consultants) from April 1981
                                             to January 1983; and President and
                                             Director,  Sierracin Corporation
                                             (manufacturer of high technology
                                             products) from 1969 to March 1979.
                                             Director of FPA Perennial Fund, Inc. for
                                             more than the past five years.
---------------------- --------------------- ------------------------------------------ -------------- --------------- ------------
Leonard Mautner, 83    Director              President, Leonard Mautner Associates         $11,000        $15,500      2
                                             (management consultants); General
                                             Partner, Goodman & Mautner Ltd.
                                             (venture capital partnership); and
                                             President, Goodman & Mautner, Inc.
                                             (investment manager) from 1969 to 1979.
                                             Director of FPA Perennial Fund, Inc. for
                                             more than the past five years.
---------------------- --------------------- ------------------------------------------ -------------- --------------- ------------

                                                                                                         Aggregate
                                                                                          Aggregate     Compensation
                                                                                        Compensation    (1) from the      Total
                                                                                        (1) from the      FPA Fund      Number of
                                                                                         Fund during      Complex       Boards on
                                                                                         the Fiscal      during the       which
                        Position held         Principal Occupation(s)                    Year ended     Fiscal Year      Director
      Name/Age          with Fund             during Past 5 Years                         9/30/00     ended 9/30/00      serves
---------------------- --------------------- ------------------------------------------ -------------- --------------- ------------
John H. Rubel, 80      Director              President, John H. Rubel and Associates,      $11,000        $11,000           1
                                             Inc. (management consultants) for more
                                             than the past five years; Senior Vice
                                             President, Litton Industries, Inc.
                                             (diversified manufacturing) from 1963 to
                                             1973; Assistant Secretary of Defense
                                             (Research and Engineering) from 1961 to
                                             1963; and member of the Task Force
                                             Commission for the War on Poverty during
                                             1964.
---------------------- --------------------- ------------------------------------------ -------------- --------------- ------------
John P. Shelton, 80    Director              Professor Emeritus at UCLA Graduate           $11,000        $11,000           1
                                             School of Management for more than the
                                             past five years.  Director of Genisco
                                             Systems, Inc. (manufacturer of hardened
                                             computers and electronics).
---------------------- --------------------- ------------------------------------------ -------------- --------------- ------------


--------------------------


(1) No pension or retirement benefits are provided to directors by the Fund or the FPA Fund Complex.
* Director who is an interested person, as defined in the Investment Company Act, by virtue of his affiliation with the Adviser.

                                    OFFICERS

----------------------------- -------------------------- ------------------------------------------------
          Name/Age             Position held with Fund   Principal Occupation(s) during Past 5 Years
----------------------------- -------------------------- ------------------------------------------------
Steven R. Geist, 47           Executive Vice President   Vice President of First Pacific Advisors, Inc.
                              & Portfolio Manager        for more than the past five years; Senior Vice
                                                         President and Fixed-Income Manager of Source
                                                         Capital, Inc. since November 1999; Executive
                                                         Vice President and Portfolio Manager of FPA
                                                         Perennial Fund, Inc. since August 1999. Vice
                                                         President from August 1996 to November 1999 of
                                                         Source Capital, Inc.; and Vice President from
                                                         August 1996 to August 1999 of FPA Perennial
                                                         Fund, Inc.
----------------------------- -------------------------- ------------------------------------------------
J. Richard Atwood, 40         Treasurer                  Director (since May 2000), Principal (since
                                                         May 2000), Chief Operating Officer (since May
                                                         2000),  Chief Financial Officer (since January
                                                         1997) and Treasurer (since January 1997) of
                                                         First Pacific Advisors, Inc.; and Director
                                                         (since May 2000), President (since May 2000),
                                                         Chief Executive Officer (since May 2000),
                                                         Chief Financial Officer (since March 1998) and
                                                         Treasurer (since January 1997) of FPA Fund
                                                         Distributors, Inc.  Treasurer of Source
                                                         Capital, Inc., of FPA New Income, Inc., of FPA
                                                         Perennial Fund, Inc., and of FPA Capital Fund,
                                                         Inc. since January 1997. Vice President and
                                                         Chief Financial Officer of Transamerica
                                                         Investment Services, Inc. from January 1995 to
                                                         January 1997; and Senior Vice President from
                                                         January 1997 to May 2000 of First Pacific
                                                         Advisors, Inc. and FPA Fund Distributors,
                                                         Inc.
----------------------------- -------------------------- ------------------------------------------------
Sherry Sasaki, 45             Secretary                  Assistant Vice President and Secretary for
                                                         more than the past five years of First Pacific
                                                         Advisors, Inc.; and Secretary  of FPA Capital
                                                         Fund, Inc., of FPA New Income, Inc., of FPA
                                                         Perennial Fund, Inc., of Source Capital, Inc.,
                                                         and of FPA Fund Distributors, Inc. for more
                                                         than the past five  years.
----------------------------- -------------------------- ------------------------------------------------
Christopher H. Thomas, 43     Assistant Treasurer        Vice President and Controller of First Pacific
                                                         Advisors, Inc. for more than the past five
                                                         years, Vice President and Controller for more
                                                         than the past five years and Director (since
                                                         May 2000) of FPA Fund Distributors, Inc., and
                                                         Assistant Treasurer of FPA Perennial Fund,
                                                         Inc., of FPA Capital Fund, Inc., of Source
                                                         Capital, Inc., and of FPA New Income, Inc. for
                                                         more than the past five years.
----------------------------- -------------------------- ------------------------------------------------



All officers of the Fund are also officers of the Adviser. The Directors and officers of the Fund as a group own less than 1% of the outstanding Fund shares. During the last fiscal year, the Directors then in office who were not affiliated with the Adviser received as a group $44,000 in Directors' fees. Such Directors were also reimbursed for certain travel expenses by the Fund.

                            FIVE PERCENT SHAREHOLDERS

As of December 31, 2000, no person was known by the Fund to own of record or beneficially 5% or more of the outstanding Fund shares.


                                   MANAGEMENT

INVESTMENT ADVISER. First Pacific Advisors, Inc., together with its predecessors, has been in the investment advisory business since 1954, serving as investment adviser to the Fund since July 1, 1978. Presently, the investment adviser manages assets of approximately $2.8 billion for seven investment companies, including one closed-end investment company, and 18 institutional accounts. Currently, the personnel of First Pacific Advisors, Inc. consists of seven persons engaged full time in portfolio management or investment research in addition to 22 persons engaged full time in trading, administrative, financial or clerical activities. The Fund, the Adviser and the Distributor have adopted Codes of Ethics designed to prevent officers and employees who may have access to nonpublic information about the trading activities of the Fund (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the Fund, but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the Fund.



First Pacific Advisors, Inc. is an indirect subsidiary of United Asset Management Corporation ("UAM"). UAM is a holding company principally engaged, through affiliated firms, in providing institutional investment management. In September, 2000, UAM was acquired by, and subsequently became a wholly owned subsidiary of Old Mutual plc, a United Kingdom-based financial services group with substantial asset management, insurance and banking businesses. On October 23, 2000, shareholders of the Fund approved a new investment advisory agreement between the Adviser and the Fund, identical to the prior agreement in all respects except for its effective and termination dates. Old Mutual plc is listed on the London Stock Exchange. No person is known by Old Mutual plc to own or hold with power to vote 25% or more of its outstanding shares of common stock.



INVESTMENT ADVISORY AND SERVICE AGREEMENT. The Fund has entered into an Investment Advisory Agreement dated October 23, 2000 ("Advisory Agreement"), with the Adviser pursuant to which the Adviser provides continuing supervision of the Fund's investment portfolio. The Adviser is authorized, subject to the control of the Fund's Board of Directors, to determine which securities are to be bought or sold and in what amounts. In addition to providing investment advisory and management services, the Adviser furnishes office space, facilities and equipment, and maintains the Fund's books and records. It also compensates all officers and other personnel of the Fund, all of whom are employed by the Adviser, subject to reimbursement from the Fund for personnel involved in providing financial services as indicated below.


Other than the expenses the Adviser specifically assumes under the Advisory Agreement, the Fund bears all costs of its operation. These costs include brokerage commissions and other costs of portfolio transactions; fees and expenses of directors not affiliated with the Adviser; taxes; transfer agent, dividend disbursement, reinvestment and custodian fees; legal and audit fees; printing and mailing of reports to shareholders and proxy materials; shareholders' and directors' meetings; registration of Fund shares under federal and state laws; printing and engraving stock certificates; trade association membership fees; premiums for the fidelity bond and errors and omissions insurance maintained by the Fund; litigation;

interest on indebtedness; and reimbursement of the Adviser's expenses in providing financial services to the Fund as described below.

For services rendered, the Adviser is paid a monthly fee computed at the annual rate of 0.75% of the first $50 million, and 0.65% of the excess over $50 million, of the Fund's average net assets. The average net assets are determined by taking the average of all the daily determinations of net assets made, in the manner provided in the Fund's Articles of Incorporation, during a calendar month.

In addition to the advisory fee, the Fund reimburses the Adviser monthly for costs incurred in providing financial services to the Fund. Such financial services include (a) maintaining the accounts, books and other documents forming the basis for the Fund's financial statements, (b) preparing such financial statements and other Fund documents and reports of a financial nature required by federal and state laws, (c) calculating daily net assets and (d) participating in the production of the Fund's registration statements, prospectuses, proxy materials and reports to shareholders (including compensation of the Treasurer or other principal financial officer of the Fund, compensation of personnel working under such person's direction and expenses of office space, facilities and equipment such persons use to perform their financial services duties). However, for any fiscal year, the cost of such financial services paid by the Fund cannot exceed 0.10% of the average daily net assets of the Fund.

The advisory fee and cost of financial services is reduced in the amount by which certain defined operating expenses of the Fund (including the advisory fee and cost of financial services) for any fiscal year exceed 1.50% of the first $30 million of average net assets, plus 1% of the remaining average net assets. Such values are calculated at the close of business on the last business day of each calendar month. Any required reduction or refund is computed and paid monthly. Operating expenses (as defined in the Advisory Agreement) exclude (a) interest, (b) taxes, (c) brokerage commissions and (d) any extraordinary expenses, such as litigation, merger, reorganization or recapitalization, to the extent such extraordinary expenses can be excluded under the rules or policies of the states in which Fund shares are registered for sale. All expenditures, including costs connected with the purchase, retention or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. This expense limitation provision does not require any payment by the Adviser beyond the return of the advisory fee and cost of financial services paid to it by the Fund for a fiscal year.

The Advisory Agreement provides that the Adviser does not have any liability to the Fund or any of its shareholders for any error of judgment, any mistake of law or any loss the Fund suffers in connection with matters related to the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or the reckless disregard of its duties under the Advisory Agreement.


The Advisory Agreement is renewable annually if specifically approved each year
(a) by the Fund's Board of Directors or by the vote of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities and (b) by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons (as defined in the Investment Company
Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The continuation of the Advisory Agreement to May 31, 2001, has been approved by the Board of Directors, a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party (as defined in the Investment Company Act) and the shareholders of the Fund. The Advisory Agreement may be terminated without penalty by the Fund's Board of Directors or the vote of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities on 60 days' written notice to the other party. The Advisory Agreement automatically terminates in the event of its assignment (as defined in the Investment Company
Act).



For the fiscal years ended September 30, 1998, 1999 and 2000, the Adviser received gross advisory fees of $4,186,818, $1,637,506, and $788,065, respectively, plus $636,434, $244,232, and $113,548, respectively for costs incurred in providing financial services to the Fund. The Adviser waived $50,134 of advisory fees and reimbursements for financial services in 2000 due to operating expenses exceeding the limitation.



PRINCIPAL UNDERWRITER. FPA Fund Distributors, Inc. (the "Distributor"), located at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064, acts as principal underwriter of Fund shares pursuant to a Distribution Agreement dated September 25, 2000 (the "Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Adviser. Please see "Distributor" for more information.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser makes decisions to buy and sell securities for the Fund, selects broker-dealers and negotiates commission rates or net prices. In over-the-counter transactions, orders are placed directly with a principal market maker unless the Adviser believes better prices and executions are available elsewhere. Portfolio transactions are effected with broker-dealers selected for their abilities to give prompt execution at prices favorable to the Fund. In selecting broker-dealers and in negotiating commissions, the Adviser considers each firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference can be given to broker-dealers providing research services to the Fund or the Adviser. Subject to seeking best execution, the Adviser can also consider sales of Fund shares as a factor in selecting broker-dealers to execute portfolio transactions for the Fund. Any solicitation fees the Adviser receives in connection with acceptance of an exchange or tender offer of the Fund's portfolio securities are applied to reduce the advisory fees.

The Advisory Agreement authorizes the Adviser to pay commissions on security transactions to broker-dealers furnishing research services in an amount higher than the lowest available rate. The Adviser must determine in good faith that such amount is reasonable in relation to the brokerage and research services provided (as required by Section 28(e) of the Securities Exchange Act of 1934) viewed in terms of the particular transaction or the Adviser's overall responsibilities with respect to accounts for which it exercises investment discretion. The term brokerage and research services is defined to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and (c) effecting securities transactions and performing related incidental functions, such as clearance, settlement and custody. The advisory fee is not reduced as a result of the Adviser's receipt of such research.

Research services furnished by broker-dealers effecting securities transactions for the Fund can be used by the Adviser for all advisory accounts. However, the Adviser might not use all such research services in managing the Fund's portfolio. In the Adviser's opinion, it is not possible to measure separately the benefits from research services to each advisory account. Because the volume and nature of the trading activities of advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary. However, the Adviser believes the total commissions the Fund pays are not disproportionate to the benefits it receives on a continuing basis.

The Adviser attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and other advisory accounts. In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Fund. The main factors considered in such allocations are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.


Brokerage commissions paid by the Fund on portfolio transactions for the fiscal years ended September 30, 1998, 1999 and 2000, totaled $1,501,914, $795,911 and
$873,463, respectively. During the last fiscal year, $735,685 of commissions were paid on transactions having a total value of $150,029,470 to brokers selected because of research services provided to the Adviser.


                               PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. Securities maturing in one year or less at the time of acquisition are not included in this computation. The turnover rate for prior periods is shown in the Prospectus under the caption "Financial Highlights." This rate may vary greatly from year to year as well as within a year.

                                  CAPITAL STOCK

COMMON STOCK. Each share of the Fund participates equally in dividend and liquidation rights. Fund shares are transferable, fully paid and non-assessable, and do not have any preemptive or conversion rights. The Fund has authorized 100 million shares of $0.25 par value Common Stock.

VOTING RIGHTS. The By-laws of the Fund require shareholder meetings to elect directors only when required by the Investment Company Act which is likely to occur infrequently. In addition, a special meeting of the shareholders will be called, if requested by the holders of 10% of the Fund's outstanding shares, for the purposes, and to act upon the matters, specified in the request (which may include election or removal of directors). When matters are submitted for a shareholder vote, each shareholder is entitled to one vote for each share owned. Shares of the Fund do not have cumulative voting rights, which means holders of more than 50% of Fund shares voting for the election of directors can elect 100% of the directors if they so choose. In such event, holders of the remaining Fund shares are not able to elect any person or persons to the Fund's Board of Directors.

                        PURCHASE AND REDEMPTION OF SHARES

NET ASSET VALUE. Net asset value is computed as of the close of the New York Stock Exchange ("NYSE") on each business day during which the NYSE is open. Net asset value, rounded to the nearest cent per share, is the total market value of all of the Fund's portfolio securities plus other assets (including any accrued reimbursement of expenses), less all liabilities, divided by the total number of Fund shares outstanding. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Such computation is made by (a) valuing securities listed or traded on a national securities exchange or on the NASDAQ National Market System at the last sale price or, if there has been no sale that day, at the last bid price, (b) valuing unlisted securities for which quotations are readily available at the last representative bid price as supplied by the National Association of Securities Dealers Automated Quotations (NASDAQ) or by dealers and

(c) appraising all other portfolio securities and assets at fair value as determined in good faith by the Fund's Board of Directors.


SALES CHARGES. The maximum sales charge is 5.25% of the offering price, but lower sales charges apply for larger purchases. A portion of the sales charge is allocated to dealers selling Fund shares in amounts ranging from 95% to 100%, depending on the size of the investment. During special promotions, the Distributor may reallow up to 100% of the sales charge to dealers. At such times dealers could be deemed to be underwriters for purposes of the Securities Act of 1933. Discounts are alike to all dealers.


AUTHORIZED FINANCIAL INTERMEDIARIES. The Fund has authorized certain financial intermediaries including one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary including an authorized broker or if applicable a broker's authorized designee accepts the order. Customer orders are priced at the Fund's net asset value next computed after they are accepted by an authorized financial intermediary, including an authorized broker or the broker's authorized designee.

SALES AT NET ASSET VALUE. Full-time employees of the Adviser can purchase Fund shares at net asset value via payroll deduction provided the minimum initial investment is $250. Each subsequent investment must be at least $50.

LETTER OF INTENT. To be eligible for reduced sales charges, the investor must sign at the time of initial purchase, or within 30 days, a Letter of Intent ("LOI") covering investments to be made within a period of 13 months ("Period") from the initial purchase. The investor then becomes eligible for a reduced sales charge based on the total amount of the specified intended investment ("LOI Goal"), provided the amount is not less than $10,000. A minimum initial purchase of $1,500 and minimum subsequent purchases of $100 each are required. Fund shares can also be purchased to fulfill a letter of intent entered into with respect to shares of the other FPA Funds. The account information form, which should be used to establish an LOI, is available from dealers or the Distributor.

All transactions under an LOI must be indicated as such and must be placed by the dealer (in the case of an initial purchase) or the shareholder (in the case of any subsequent purchase) directly through Boston Financial Data Services, Inc. ("Shareholder Service Agent"). Shareholders should review for accuracy all confirmations of transactions, especially purchases made pursuant to an LOI.

If the LOI Goal is completed before the end of the Period, any subsequent purchases within the Period receive the applicable reduced sales charge. In addition, during the Period, the shareholder can increase his or her LOI Goal, and all subsequent purchases are treated as a new LOI (including escrow of additional Fund shares) except as to the Period, which does not change.

Signing an LOI does not bind the shareholder to complete his or her LOI Goal, but the LOI Goal must be completed to obtain the reduced sales charge. The LOI is binding on the Fund and the Distributor. However, the Distributor may withdraw a shareholder's LOI privileges for future purchases upon receiving information that the shareholder has resold or transferred his or her Fund shares within the Period.

The LOI requires the Shareholder Service Agent, as escrow agent, to hold 5% of the LOI Goal in escrow until completion of the LOI Goal within the Period. The escrowed Fund shares are taken from the first purchase and, if necessary, from each successive purchase. If the LOI Goal is completed within the Period, the escrowed Fund shares are promptly delivered to, or as directed by, the shareholder.

If the LOI Goal is not completed within the Period, the shareholder must pay the Distributor an amount equal to the sales charge applicable to a single purchase in the total amount of the purchases made under the LOI minus the sales charges actually paid. If the Distributor does not receive such unpaid sales charge within 20 days after requesting payment in writing, the Distributor instructs the Shareholder Service Agent to redeem escrowed Fund shares sufficient to cover the unpaid sales charge. Under the LOI, the shareholder irrevocably appoints the Shareholder Service Agent as his or her attorney with full power of substitution to surrender for redemption any or all escrowed Fund shares. If the redemption proceeds are inadequate, the shareholder is liable to the Distributor for the difference. The Shareholder Service Agent delivers to, or as directed by, the shareholder all Fund shares remaining after such redemption, together with any excess cash proceeds.

Any income dividends and capital gains distributions on the escrowed Fund shares are paid or reinvested as directed by, the shareholder.

FPA EXCHANGE PRIVILEGE. The procedures for exchanging shares between FPA Funds are described under "Exchanging Your Fund Shares" in the Fund's Prospectus. If the account registration information for the two FPA Fund accounts involved in the exchange are different in any respect, the exchange instructions must be in writing and must contain a signature guarantee as described under "Selling (Redeeming) Your Shares" in the Fund's Prospectus.

By use of the exchange privilege, the investor authorizes the Shareholder Service Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by the Shareholder Service Agent to be genuine. The Shareholder Service Agent uses procedures it considers reasonable to confirm exchange instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed; otherwise, they may be liable. The Shareholder Service Agent's records of such instructions are binding.

For purposes of determining the sales charge rate previously paid, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors will be included. If the exchanged security was acquired through reinvestment, that security may be exchanged without a sales charge. If a shareholder exchanges less than all of his securities, the security requiring no or the lowest incremental sales charge is deemed exchanged first.

Exchange requests received on a business day before shares of the Funds involved in the request are priced, are processed on the date of receipt by the Shareholder Service Agent. "Processing " a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined after receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined after receipt by the Shareholder Service Agent. Exchange requests received on a business day after the time shares of the Funds involved in the request are priced, are processed on the next business day as described above.

REDEMPTION OF SHARES. Redemptions are not made on days when the NYSE is closed, including those holidays listed under "Purchase and Redemption of Shares - Net Asset Value." The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the Securities and Exchange Commission, by order, so permits.


TELEPHONE REDEMPTION. Redemptions can be made by telephone once the shareholder has properly completed and returned to the Shareholder Service Agent the account information form. The shareholder may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or they may designate a bank account ("Designated Bank") to which the proceeds of such redemptions are sent. New investors who wish to establish the telephone redemption privilege must complete the appropriate section on the account information form. Existing shareholders who wish to establish the telephone redemption privilege or change the Designated Bank should either enter the new information on an account information form, marking it for "change of information" purposes, or send a letter identifying the Fund account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appear on the account. All signatures require a guarantee as described under "Selling (Redeeming) Your Shares" in the Fund's Prospectus. The account information form is available from authorized security dealers or the Distributor.


Shareholders who want to use a savings and loan ("S&L") as their Designated Bank are advised that if the S&L is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the S&L. As this may delay receipt by the shareholder's account, it is suggested that shareholders who wish to use an S&L discuss wire procedures with their S&L and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to such Designated Bank.

A shareholder can cancel the telephone redemption authorization upon written notice. If the shareholder has authorized telephone redemptions, neither the Fund nor the Shareholder Service Agent is responsible for any unauthorized telephone redemptions. If the Fund shares to be redeemed by telephone (technically a repurchase by agreement between the Fund and the shareholder) were recently purchased by check, the Shareholder Service Agent can delay transmitting the proceeds until the purchasing check has cleared but no more than 15 days from purchase.

The Shareholder Service Agent uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed; otherwise, they may be liable.
                         TAX SHELTERED RETIREMENT PLANS

Through the Distributor, prototype retirement plans are available for purchase of Fund shares. These include plans for self-employed individuals and plans for individuals buying shares under an Individual Retirement Account. A penalty tax applies, in general, to distributions made before age 59-1/2, excess contributions and failure to start distribution of the account at age 70-1/2. Borrowing from or against the account could also result in plan disqualification. Distributions from these retirement plans generally are taxable as ordinary income when received.

State Street Bank and Trust Company ("Bank") presently acts as custodian for these retirement plans and imposes fees for administering them. Purchases of Fund shares for a retirement plan must be made by direct remittance to the Bank.

When contributions for any tax-qualified plan are invested in Fund shares, all dividends and capital gains distributions paid on those Fund shares are retained in such plan and automatically reinvested in additional Fund shares at net asset value. All earnings accumulate tax-free until distribution.

The investor should consult his or her own tax adviser concerning the tax ramifications of establishing, and distributions from, a retirement plan.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund qualified during the last fiscal year for the tax treatment applicable to regulated investment companies under the Internal Revenue Code ("Code") and intends to so qualify in the future. Such qualification requires distributing at least 90% of its investment company taxable income to shareholders and meeting asset diversification and other requirements of the Code. As long as the Fund so qualifies, it does not pay federal income tax on its net investment income or on any net realized capital gains provided such income and capital gains are distributed to shareholders. If for any taxable year the Fund does not so qualify, all of its taxable income, including any net realized capital gains, will be taxed at regular corporate rates (without any deduction for distributions to shareholders).

The Fund is subject to a 4% excise tax to the extent it does not make certain distributions to its shareholders. Such distributions must total (1) at least 98% of ordinary income (investment company taxable income subject to certain adjustments) for any calendar year and (2) 98% of capital gains net income for the 12 months ended October 31 of such year. The Fund intends to distribute sufficient amounts to avoid liability for this excise tax.

If shares of the Fund are sold or exchanged within 90 days of acquisition, and shares of the same or a related mutual fund are acquired, to the extent the sales charge is reduced or waived on the subsequent acquisition, the sales charge may not be used to determine the basis in the disposed shares for purposes of determining gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the initial shares, it is capitalized in the basis of the subsequent shares.

Under federal tax law, any loss a shareholder realizes on redemption of Fund shares held for less than six months is treated as a long-term capital loss to the extent of any long-term capital gain distribution which was paid on such Fund shares.

Prior to purchasing Fund shares, the impact of dividends or capital gains distributions should be carefully considered. Any such payments made to a shareholder shortly after purchasing Fund shares reduce the net asset value of such Fund shares to that extent and unnecessarily increase sales charges. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxes, possibly at ordinary income tax rates.

Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year are considered taxable income to shareholders on the record date even though paid in the next year. To the extent determined each year, a portion of the dividends paid to shareholders from the Fund's net investment income qualifies for the 70% dividends received deduction for corporations.

Some shareholders may be subject to 31% withholding on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding are those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that he or she is not subject to backup withholding.

Under existing provisions of the Code, dividends paid to shareholders who are nonresident aliens may be subject to a 30% federal withholding tax applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the federal withholding tax.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

Each investor should consult his or her own tax adviser as to federal tax laws and the effect of state and local tax laws which may differ from federal tax laws.

                                   DISTRIBUTOR

The Distributor acts as principal underwriter of Fund shares pursuant to the Distribution Agreement. The Distributor receives commissions from the sale of Fund shares and has the exclusive right to distribute Fund shares through dealers. From the commissions received, the Distributor pays sales commissions to dealers; its own overhead and general administrative expenses; the cost of printing and distributing Fund prospectuses; and the cost of preparing, printing and distributing sales literature and advertising relating to the Fund. The Fund pays expenses attributable to registering Fund shares under federal and state laws (including registration and filing fees), the cost of preparing the prospectus (including typesetting and printing copies required for regulatory filings by the Fund) and related legal and audit expenses.


The Distribution Agreement is renewable annually if specifically approved each year (a) by the Fund's Board of Directors or by a vote of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities and
(b) by a majority of the Fund's directors who are not parties to the Distribution Agreement or interested persons (as defined in the Investment Company Act) of any such party, by votes cast in person at a meeting called for such purpose. The continuation of the Distribution Agreement to September 25, 2002 has been approved by the Board of Directors and a majority of the Fund's directors who are not parties to the Distribution Agreement or interested persons of any such party (as defined in the Investment Company Act). The Distribution Agreement terminates if assigned (as defined in the Investment Company Act) and may be terminated, without penalty, by either party on 60 days' written notice.


The Distributor's obligation under the Distribution Agreement is an agency or best efforts arrangement pursuant to which the Distributor is required to take and pay for only those Fund shares sold to the public. The Distributor is not obligated to sell any stated number of Fund shares. The Distributor is a subsidiary of the Adviser.


During the fiscal years ended September 30, 1998, 1999 and 2000, total underwriting commissions on the sale of Fund shares were $678,116, $127,435 and $29,693, respectively. Of such totals, the amount retained each year by the Distributor, after reallowance to other dealers, was $53,540, $10,025 and $2,368, respectively.

                          PRIOR PERFORMANCE INFORMATION

For the purposes of quoting and comparing the Fund's performance to that of other mutual funds and to other relevant market indices in advertisements, performance may be stated in terms of total return. Under regulations adopted by the Securities and Exchange Commission ("SEC"), funds that intend to advertise performance must include total return quotations calculated according to the following formula:

              n
      P(1 + T) =    ERV

      Where:         P = a hypothetical initial payment of $1,000
                     T = average annual total return
                     n = number of years (1, 5 or 10)

                     ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and cover 1, 5 and 10-year periods of a fund's existence or such shorter period dating from the effectiveness of a fund's registration statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by a fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10-year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with a stock index such as the Russell 2500 Index, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund, however, discloses the maximum sales charge and also discloses that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC regulations.


The Fund's average annual total return (calculated in accordance with the SEC regulations described above) for the 1, 5 and 10-year periods ended September 30, 2000, was (25.84)%, (5.91)% and 4.70%, respectively. The Fund's average annual total return (determined pursuant to the alternative computation which does not include the maximum initial sales charge of 5.25% of the offering price) for the same periods was (21.73)%, (4.89)% and 5.26%, respectively. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance.


The foregoing information should be considered in light of the Fund's investment objectives and policies, as well as the risks incurred in the Fund's investment practices. Future results will be affected by the future composition of the Fund's portfolio, as well as by changes in the general price level of equity securities, and general economic and other market conditions. The past 1, 5 and 10-year periods have been ones of generally rising common stock prices subject to short-term fluctuations.

                            PORTFOLIO OF INVESTMENTS
                               September 30, 2000



COMMON STOCKS                                                         Shares         Value
-----------------------------------------------------------------   -----------  -------------
PRODUCER DURABLE GOODS -- 17.6%
Crane Co. ........................................................       55,000  $   1,258,125
Denison International plc (ADR)* .................................      110,000      1,450,625
Donaldson Company, Inc. ..........................................       73,000      1,606,000
Graco, Inc. ......................................................       60,000      1,935,000
IDEX Corporation .................................................       40,000      1,117,500
Kaydon Corporation ...............................................       55,000      1,265,000
Manitowoc Company, Inc., The .....................................      105,000      2,021,250
Zebra Technologies Corporation (Class A)*.........................       45,800      2,201,263
                                                                                 -------------
                                                                                 $  12,854,763
                                                                                 -------------
BUSINESS SERVICES & SUPPLIES -- 7.8%
Bacou USA, Inc.*..................................................       48,400  $   1,255,375
HON INDUSTRIES Inc................................................       65,000      1,600,625
Manpower Inc......................................................       50,400      1,609,650
Office Depot, Inc.*...............................................      160,000      1,250,000
                                                                                 -------------
                                                                                 $   5,715,650
                                                                                 -------------
HEALTH CARE -- 6.7%
DENTSPLY International Inc. ......................................       30,000  $   1,048,125
Landauer, Inc.....................................................       95,000      1,790,750
Lincare Holdings Inc.*............................................       37,500      1,075,781
Ocular Sciences, Inc.*............................................       85,000      1,020,000
                                                                                 -------------
                                                                                 $   4,934,656
                                                                                 -------------
RETAILING -- 5.4%
Circuit City Stores, Inc..........................................       80,000  $   1,840,000
O'Reilly Automotive, Inc.*........................................      144,600      2,114,775
                                                                                 -------------
                                                                                 $   3,954,775
                                                                                 -------------
MATERIALS -- 4.4%
Martin Marietta Materials, Inc....................................       45,000  $   1,722,600
OM Group, Inc.....................................................       35,000      1,526,875
                                                                                 -------------
                                                                                 $   3,249,475
                                                                                 -------------
ENTERTAINMENT -- 3.9%
Carnival Corporation..............................................       90,000  $   2,216,250
CEC Entertainment, Inc.*..........................................       20,000        640,000
                                                                                 -------------
                                                                                 $   2,856,250
                                                                                 -------------
BANKING -- 2.6%
National Commerce Bancorporation..................................       95,000  $   1,894,062
                                                                                 -------------

CONSUMER DURABLE GOODS -- 2.2%
Clayton Homes, Inc................................................      160,000  $   1,600,000
                                                                                 -------------

                            PORTFOLIO OF INVESTMENTS
                               September 30, 2000



                                                                     Shares or
                                                                     Principal
                                                                      Amount         Value
                                                                   ------------  -------------
DISTRIBUTION -- 1.9%
Black Box Corporation*............................................       30,000  $ 1,398,750
                                                                                 -------------
CONSUMER NON-DURABLE GOODS -- 1.7%
Lancaster Colony Corporation......................................       50,000  $ 1,228,125
                                                                                 -------------

TOTAL COMMON STOCKS-- 54.2% (Cost $40,893,613)....................               $ 39,686,506
                                                                                 -------------

SHORT-TERM INVESTMENTS -- 43.9%
Short-term Corporate Notes:
  Federal Home Loan Bank-- 6.38% 10/2/00.......................... $  7,000,000  $   6,998,760
  Coca-Cola Company, The-- 6.47% 10/5/00..........................    1,000,000        999,281
  Grainger (W.W.), Inc.-- 6.48% 10/6/00...........................    2,400,000      2,397,840
  General Electric Capital Corporation-- 6.47% 10/10/00...........    2,000,000      1,996,765
  AT&T Co.-- 6.47% 10/16/00.......................................    1,000,000        997,304
  General Electric Capital Corporation-- 6.48% 10/18/00...........    1,000,000        996,940
  Federal National Mortgage Association-- 6.42% 10/25/00..........   14,000,000     13,940,080
  AT&T Co.-- 6.49% 10/31/00.......................................    1,000,000        994,592
  Coca Cola Company, The-- 6.44% 11/2/00..........................    2,000,000      1,988,551
State Street Bank Repurchase Agreement-- 5 1/4% 10/2/00
 (Collateralized by U.S. Treasury Bond
  --9.88% 2015, market value $835,908)............................      818,000        818,238
                                                                                 -------------
TOTAL SHORT-TERM INVESTMENTS (Cost $32,128,351)...................               $  32,128,351
                                                                                 -------------

TOTAL INVESTMENTS-- 98.1% (Cost $73,021,964)......................               $  71,814,857

Other assets and liabilities, net-- 1.9%..........................                   1,419,894
                                                                                 -------------

TOTAL NET ASSETS-- 100%...........................................               $  73,234,751
                                                                                 =============



*Non-income producing securities



Following is a summary of transactions in securities of affiliates, as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities, during the year ended September 30, 2000.



                                      Purchases      Sales     Realized       Dividend
                                       at Cost      at Cost   Gain (Loss)      Income
                                      ---------------------------------------------------
 Magellan Health Services, Inc.          --      $22,544,569  $(18,117,000)        --
 Polymer Group, Inc.                     --       27,685,692     9,307,528       $91,604



See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 2000



ASSETS
  Investments at value:
    Investment securities-- at market value
      (identified cost $40,893,613)..............................  $ 39,686,506
    Short-term investments-- at cost plus interest earned
      (maturities of 60 days or less)............................    32,128,351  $  71,814,857
                                                                   ------------
  Cash...........................................................                          554
  Receivable for:
    Capital Stock sold...........................................  $  1,933,411
    Dividends....................................................        24,235      1,957,646
                                                                   ------------  -------------
                                                                                 $  73,773,057
                                                                                 =============

LIABILITIES
  Payable for:
    Investment securities purchased..............................  $    380,442
    Capital Stock repurchased....................................       126,891
    Accrued expenses.............................................        30,973        538,306
                                                                   ------------  -------------
NET ASSETS.......................................................                $  73,234,751
                                                                                 =============

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock-- par value $0.25 per share; authorized
    100,000,000 shares; outstanding 9,990,903 shares.............                $   2,497,726
  Additional Paid-in Capital.....................................                  253,522,880
  Accumulated net realized loss on investments...................                 (182,165,084)
  Undistributed net investment income............................                      586,336
  Unrealized depreciation of investments.........................                   (1,207,107)
                                                                                 -------------
NET ASSETS.......................................................                $  73,234,751
                                                                                 =============

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)....................                        $7.33
                                                                                         =====
  Maximum offering price per share
   (100/93.5 of per share net asset value).......................                        $7.84
                                                                                         =====



See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      For the Year Ended September 30, 2000



INVESTMENT INCOME
    Interest.....................................................                $  1,997,631
    Dividends....................................................                     632,133
                                                                                 ------------
                                                                                 $  2,629,764

EXPENSES
    Advisory fees................................................  $    788,065
    Transfer agent fees and expenses.............................       231,516
    Financial services...........................................       113,548
    Directors' fees and expenses.................................        47,999
    Legal fees...................................................        36,793
    Reports to shareholders......................................        29,841
    Custodian fees and expenses..................................        28,241
    Audit fees...................................................        25,200
    Registration fees............................................        20,448
    Insurance....................................................         9,857
    Other expenses...............................................         5,010
                                                                   ------------
                                                                      1,336,518
    Reimbursement from Investment Adviser........................       (50,134)    1,286,384
                                                                   ------------  ------------
            Net investment income................................                $  1,343,380
                                                                                 ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized loss on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less).  $129,031,670
    Cost of investment securities sold...........................   204,471,238
                                                                   ------------
        Net realized loss on investments.........................                $(75,439,568)

Change in unrealized appreciation/depreciation of investments:
    Unrealized depreciation at beginning of year.................  $(45,741,438)
    Unrealized depreciation at end of year.......................    (1,207,107)
                                                                   ------------

        Change in unrealized appreciation/depreciation of investments              44,534,331
                                                                                 ------------

            Net realized and unrealized loss on investments......                $(30,905,237)
                                                                                 ------------

NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS................................................                $(29,561,857)
                                                                                 ============



See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS


                                                                             FOR THE YEAR ENDED SEPTEMBER 30,
                                                        ----------------------------------------------------------------------
                                                                        2000                               1999
                                                        --------------------------------- ------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
  Net investment income...............................  $      1,343,380                   $      1,342,155
  Net realized gain (loss) on investments.............       (75,439,568)                      (106,200,582)
  Change in unrealized
   appreciation/depreciation
   of investments.....................................        44,534,331                         74,545,524
                                                        ----------------                   ----------------
Decrease in net assets
  resulting from operations...........................                    $  (29,561,857)                      $ (30,312,903)

Distributions to shareholders from
  net investment income...............................                        (1,145,952)                         (2,080,683)

Capital Stock transactions:
  Proceeds from Capital Stock sold....................  $      6,739,643                   $      9,987,650
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions....................         1,011,958                          1,792,858
  Cost of Capital Stock repurchased...................       (75,029,029)     (67,277,428)     (194,011,714)    (182,231,206)
                                                        ----------------  ---------------  ----------------    -------------
Total decrease in net assets..........................                    $   (97,985,237)                     $(214,624,792)

NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $388,908 and $1,127,436..........................                        171,219,988                         385,844,780
                                                                          ---------------                      --------------
End of year, including
  undistributed net investment income
  of $586,336 and $388,908............................                    $    73,234,751                      $  171,219,988
                                                                          ===============                      ==============

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold..........................                            896,777                           1,067,385
Shares issued to shareholders upon
  reinvestment of dividends and
  distributions.......................................                            127,162                             201,047
Shares of Capital Stock repurchased...................                         (9,128,941)                        (20,849,919)
                                                                          ---------------                      --------------

Decrease in Capital Stock
  outstanding.........................................                         (8,105,002)                        (19,581,487)
                                                                          ===============                      ==============



See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2000

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES



     The Fund is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's objective is a high total investment return, including capital appreciation and income, from a diversified portfolio of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.



A.   Security Valuation



          Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.



B.   Federal Income Tax



          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.



C.   Securities Transactions and Related Investment Income



          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.



D.   Use of Estimates



          The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.



NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES



     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $62,343,732 for the year ended September 30, 2000. Realized gains or losses are based on the specific-certificate identification method. The cost of securities held at September 30, 2000 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all securities at September 30, 2000 for federal income tax purposes was $1,920,128 and $3,127,235, respectively. The Fund currently has accumulated net realized losses in the amount of $182,165,085 which can be carried forward to offset future gains. The ability to carry these losses forward ultimately expires in 2008.



NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS



     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund reimburses the Adviser monthly for the costs incurred by the Adviser in providing financial services to the

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2000


Fund, providing, however, that this reimbursement shall not exceed 0.1% of the average daily net assets for any fiscal year. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.



     For the year ended September 30, 2000, the Fund paid aggregate fees of $44,000 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.



NOTE 4 -- DISTRIBUTOR



     For the year ended September 30, 2000, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $2,368 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

REPORT OF INDEPENDENT AUDITORS



TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA PARAMOUNT FUND, INC.



We have audited the accompanying statement of assets and liabilities of FPA Paramount Fund, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights on page 15 of the Prospectus for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Paramount Fund, Inc. at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights on page 15 of the Prospectus, for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.




                                                    /s/  ERNST & YOUNG LLP
                                                         ERNST & YOUNG LLP






Los Angeles, California
October 27, 2000

                            PART C. OTHER INFORMATION

ITEM 23. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements (all included in Part B)

      Report of Independent Auditors
      Portfolio of Investments, September 30, 2000
      Statement of Assets and Liabilities, September 30, 2000
      Statement of Operations
            Year ended September 30, 2000
      Statement of Changes in Net Assets
            Year ended September 30, 2000
            Year ended September 30, 1999

All other financial statements and schedules are inapplicable.

(b) Exhibits

(a)(1) Articles of Incorporation was filed as Exhibit (a)(1) to Post-Effective Amendment No. 58 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(a)(2)   Articles Supplementary, dated February 1, 1993 was filed as Exhibit
         (a)(2) to Post-Effective Amendment No. 58 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(a)(3) Articles Supplementary, dated August 13, 1996 was filed as Exhibit 1.2 to Post-Effective Amendment No. 55 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(b) By-Laws was filed as Exhibit (b) to Post-Effective Amendment No. 58 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(c) Specimen common stock certificate was filed as Exhibit 4 to Post-Effective Amendment No. 56 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(d) Investment Advisory Agreement between Registrant and First Pacific Advisors, Inc.

(e)(1)   Distribution Agreement between Registrant and FPA Fund Distributors,
         Inc.

(e)(2) Specimen Selling Group Agreement was filed as Exhibit (e)(2) to Post-Effective Amendment No. 58 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(e)(3) Smith Barney Inc. Mutual Fund Dealer Agreement was filed as Exhibit 6.2 to Post-Effective Amendment No. 56 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(g)(1) Custodian Contract between Registrant and State Street Bank and Trust Company was filed as Exhibit (g)(1) to Post-Effective Amendment No. 58 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(g)(2) Custodian Fee Schedule Addendum for GNMA Securities Traded through Participants Trust Company was filed as Exhibit (g)(2) to Post-Effective Amendment No. 58 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(g)(3) Amendment to the Custodian Contract was filed as Exhibit 8.2 to Post-Effective Amendment No. 55 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(g)(4) Amendment to Custodian Contract was filed as Exhibit 8.3 to Post-Effective Amendment No. 57 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(h)(1) Agreement and Articles of Merger dated November 25, 1985 was filed as Exhibit (h)(1) to Post-Effective Amendment No. 58 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(h)(2) State Street Bank and Trust Company Universal Individual Retirement Account Information Kit was filed as Exhibit 14.1 to Post-Effective Amendment No. 57 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(i)(1) Opinion of Counsel was filed as Exhibit (i)(1) to Post-Effective Amendment No. 59 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(j)      Consent of Independent Auditors (filed as page C-8).

(n)(1)   Code of Ethics of Registrant.

(n)(2) Code of Ethics of First Pacific Advisors, Inc. and of FPA Fund Distributors, Inc.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.

ITEM 25.  INDEMNIFICATION.

Article VI, Section 2, of Registrant's By-Laws, filed as Exhibits (b) hereto, provides for the indemnification of Registrant's directors and officers to the full extent permissible under the general laws of the State of Maryland, the Securities Act of 1933 ("Securities Act") and the Investment Company Act of 1940; provided, however, that such indemnity shall not protect any such person against any liability to Registrant or any of its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. It is expected that Registrant will obtain from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions.

Insofar as indemnification of liability under the Securities Act may be permitted for directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

During the last two fiscal years, First Pacific Advisors, Inc., the investment adviser to Registrant ("Adviser"), has not engaged in any other business of a substantial nature except as investment adviser to Source Capital, Inc. ("Source"), a registered closed-end investment company; as investment adviser to FPA Capital Fund, Inc. ("Capital"), FPA New Income, Inc. ("New Income"), FPA Perennial Fund, Inc. ("Perennial") and FPA Crescent Portfolio, each a registered open-end investment company; as sub-adviser to the Aggressive Opportunities Fund, a portfolio of the Vantagepoint Funds, a registered open-end investment company; and as investment adviser to institutional accounts. During the last two fiscal years, no director or officer of the Adviser has engaged for his own account or in the capacity of director, officer, employee, partner or trustee, in any other business, profession, vocation or employment of a substantial nature except as described under the caption "Fund Directors and Officers" in Part B hereof as set forth below.

         Name and Position
           with Adviser                        Other Affiliations (1)
          -------------                        ----------------------
J. Richard Atwood,                             (2)
Director, Principal,
Chief Operating Officer,
Chief Financial Officer
& Treasurer

Robert L. Rodriguez,                           Director and officer of
Principal,                                     Capital and New Income.
Chief Executive Officer
& Chief Investment Officer

Eric S. Ende,                                  (2)
Senior Vice President

Steven T. Romick,                              ---
Senior Vice President

Christopher H. Thomas,                         (2)
Vice President & Controller

Thomas H. Atteberry,                           ---
Vice President

Dennis M. Bryan,                               Officer of Capital.
Vice President

Rikard B. Ekstrand,                            ---
Vice President

Steven R. Geist,                               (2)
Vice President

Colleen J. Robertson,                          ---
Vice President
& Head Trader

Sherry Sasaki,                                 (2)
Assistant Vice President
& Secretary

Christopher J. Motte,                          ---
Assistant Vice President
& Senior Trader

Marie McAvenia,                                ---
Assistant Vice President

(1) The address of each company named is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

(2) A description of such person's other affiliations is given under the caption "Fund Directors and Officers" in Part B hereof.

ITEM 27.  PRINCIPAL UNDERWRITERS.

(a) FPA Fund Distributors, Inc., the principal underwriter for Registrant, acts as a principal underwriter for Capital, New Income and Perennial but does not act as depositor or investment adviser for any investment company.

(b) The following information is furnished with respect to each director and officer of FPA Fund Distributors, Inc.

  Name and Principal       Positions & Offices with                 Positions and Offices
  Business Address           Principal Underwriter                     with Registrant
  ----------------           ---------------------                     ---------------
J. Richard Atwood (1)      President, Chief Executive                Treasurer
                           Officer, Chief Financial
                           Officer, Treasurer
                           & Director

Robert L. Rodriguez (1)    Director                                   ---

Christopher H. Thomas (1)  Vice President,                            Assistant Treasurer
                           Controller & Director

Sherry Sasaki (1)          Secretary                                  Secretary

(1)   11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064

(c) Commissions and other compensation received by each principal underwriter who is not an affiliated person of Registrant or an affiliated person of such an affiliated person, directly or indirectly, from Registrant during Registrant's last fiscal year.

      Inapplicable.

ITEM 28.  LOCATION OF BOOKS AND RECORDS.

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of Mr. J. Richard Atwood, Treasurer of Registrant*, except as otherwise stated below:


        Subparagraph of                   Physical Possession
          Rule 31a-1                      of Required Records
        ---------------                   -------------------
         (b)(2)(iv)                       Boston Financial Data Services, Inc.,
                                          Shareholder Service Agent for Registrant**

         (b)(4)                           Sherry Sasaki,
                                          Secretary of Registrant*

         (f)                              First Pacific Advisors, Inc.,
                                          Investment Adviser to Registrant*


---------------------------

* 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064 ** P.O. Box 8115, Boston, Massachusetts 02266-8115

ITEM 29.  MANAGEMENT SERVICES.

There is no management-related service contract under which services are provided to Registrant which is not discussed in Parts A or B hereof.

ITEMS 30.  UNDERTAKINGS.

Inapplicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on the 29th day of January, 2001.

                                             FPA PARAMOUNT FUND, INC.


                                             By: /s/ ERIC S. ENDE
                                                 -------------------------------
                                                 Eric S. Ende
                                                 President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


SIGNATURE                           TITLE                     DATE

/s/ ERIC S. ENDE
------------------------------         President              January 29, 2001
      Eric S. Ende               (Principal Executive
                                       Officer)

/s/ J. RICHARD ATWOOD
------------------------------         Treasurer             January 29, 2001
      J. Richard Atwood           (Principal Financial
                                  Officer and Principal
                                   Accounting Officer)

/s/ ERIC S. ENDE
-------------------------------      Director                January 29, 2001
      Eric S. Ende

/s/ JOHN P. ENDICOTT*
------------------------------       Director                January 29, 2001
      John P. Endicott

/s/ LEONARD MAUTNER*
------------------------------       Director                January 29, 2001
      Leonard Mautner

      JOHN H. RUBEL*
------------------------------       Director                January 29, 2001
      John H. Rubel

      JOHN P. SHELTON*
------------------------------       Director                January 29, 2001
      John P. Shelton


*By: /s/ SHERRY SASAKI
     --------------------------
     Sherry Sasaki
     Attorney-in-Fact pursuant to
     Attorney included as page
     C-7 on Registrant's
     Post-Effective Amendment No.
     55 to the Registration
     Statement which was filed
     January 31, 1997.

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


      We consent to the reference to our firm under the caption "Financial Highlights" and to the use of our report dated October 27, 2000, in Post-Effective Amendment No. 60 under the Securities Act of 1933 and Amendment No. 25 under the Investment Company Act of 1940 to the Registration Statement (Form N-1A No. 2-14660) and related Prospectus and Statement of Additional Information of FPA Paramount Fund, Inc.


                                              /s/ERNST & YOUNG LLP
                                              ERNST & YOUNG LLP


Los Angeles, California
January 24, 2001

                                  EXHIBIT INDEX

EXHIBIT

99.(d) Investment Advisory Agreement between Registrant and First Pacific Advisors, Inc.

99.(e)(1)   Distribution Agreement between Registrant and FPA Fund Distributors,
            Inc.

(j)         Consent of Independent Auditors (filed as page C-8).

99.(n)(1)   Code of Ethics of Registrant.

99.(n)(2)   Code of Ethics of First Pacific Advisors, Inc. and of FPA Fund
            Distributors, Inc.


            All other applicable exhibits are incorporated herein by reference.